INCOME TAXES	9 Months Ended
Aug. 31, 2012
Income Taxes
NOTE 6 - INCOME TAXES

For the years ended November 30, 2011 and 2010, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At November 30, 2011 and 2010, the Company had approximately $150,440 and $131,557 of federal and state net operating losses. The net operating loss carry forwards, if not utilized, will begin to expire in 2026. The provision for income taxes consisted of the following components for the years ended November 30:

Components of net deferred tax assets, including a valuation allowance, are as follows at November 30:

	November 30
	2011	2010
Deferred tax assets:
Net operating loss carry forwards	$52,654	$46,045
Valuation allowance	(52,654)	(46,045)
Total deferred tax assets	$-	$-

The valuation allowance for deferred tax assets as of November 30, 2011 and 2010 was $52,654 and $46,045, respectively.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible.  Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.  As a result, management determined it was more likely than not the deferred tax assets would not be realized as of November 30, 2011 and 2010, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at November 30:

	2011 & 2010
Federal statutory tax rate	(35.0	) %
Permanent difference and other	35.0%

The Company has not filed income tax returns since inception.